Exhibit 770
Investors Fund Series
Form N-SAR for the period ended 12/31/97
File No. 811-5002

Investors Fund Series-Kemper Small Cap Growth Portfolio

Offering Date: 4/16/97
Description of Security: DeCrane Aircraft Holdings Inc.
Total Amount of Underwriting: 2,797,423 Shares
Name of Fund: Investors Fund Series-Kemper Small Cap
Growth Portfolio
Amount Purchased: 45,800 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.8%
Amount Purchased 3% Limit (2): 0.7%
Purchased From: Wertheim Schroder & Co. Inc.
Underwriting syndicates members: Wertheim Schroder Co. Inc., Dillon, Read & Co., Inc., Bear, Stearns & Co., Inc., Alex. Brown & Sons Inc., BT Securities Corp., Donaldson, Lufkin & Jenrette Securities Corp., A.G. Edwards & Sons, Inc., Goldman, Sachs & Co., Lazard Freres & Co. LLC, Lehman Brothers Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., Oppenheimer & Co., Inc., Prudential Securities Inc., Smith Barney Inc., Arnhold &
S. Bleichroeder, Inc., Cowen & Co., Gabelli & Co., Inc., Janney Montgomery Scott Inc., C.L. King & Assoc., Inc., The Ohio Co., Ragen Mackenzie Inc., The Robinson-Humphrey Co., Inc., Sanders Morris Mundy Inc., Scott & Stringfellow, Inc., Wheat, First Securities, Inc.



Offering Date: 06/24/97
Description of Security: Waterlink, Inc.
Total Amount of Underwriting: 4,500,000 Shares
Name of Fund: Investors Fund Series-Kemper Small Cap Growth
Portfolio
Amount Purchased: 36,800 Shares
Affiliate That Participated in Underwriting: Gruntal and Co. Amount Purchased 4% Limit (1): 0.9%
Amount Purchased 3% Limit (2): 0.4%
Purchased From: Smith Barney Inc.
Underwriting syndicates members: Smith Barney Inc., Oppenheimer & Co., Inc., Sanders Morris Mundy Inc., Robert W. Baird & Co. Inc., Bear, Stearns & Co. Inc., Alex. Brown & Sons Inc., Cleary Gull Reiland & McDevitt Inc., Credit Suisse First Boston Corp., Dain Bosworth Inc., Deutsche Morgan Grenfell Inc., Donaldson, Lufkin & Jenrette Securities Corp., EVEREN Securities, Inc., First Analysis Securities Corp., First of Michigan Corp., Goldman, Sachs & Co., Hoefer & Arnett, Inc., Edward D. Jones & Co., LP, McDonald & Company Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Inc., NatWest Securities Ltd., The Ohio Co., PaineWebber Inc., Parker/Hunter Inc., Ragen MacKenzie Inc., Rauscher Pierce Refsnes, Inc., Raymond James & Associates, Inc., The Robinson-Humphrey Co., Inc., Salomon Brothers Inc.


Offering Date: 7/2/97
Description of Security: Centennial Healthcare Corporation
Total Amount of Underwriting: 4,000,000 Shares
Name of Fund: Investors Fund Series-Kemper Small Cap
Growth Portfolio
Amount Purchased: 18,400 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 0.5%
Amount Purchased 3% Limit (2): 0.3%
Purchased From: Alex Brown & Sons Inc.
Underwriting syndicates members: Alex. Brown & Sons Inc.,
Donaldson, Lufkin & Jenrette Securities Corp., Morgan
Stanley, Dean Witter, Discover and Co., Equitable
Securities Corp., ABN AMRO Chicago Corp., Bear Stearns &
Co.,Inc., Credit Suisse First Boston Corp., Merrill Lynch,
Pierce, Fenner & Smith Inc., Oppenheimer & Co., Prudential
Securities Inc., Robertson, Stephens & Co. LLC, Salomon
Brothers Inc., J.C. Bradford & Co., Gerard Klauer Mattison
& Co.,Inc., J.J.B. Hilliard, W.L. Lyons, Inc.,
Interstate/Johnson Lane Corp., Janney Montgomery Scott
Inc., McDonald & Company Securities, Inc., Needham &
Company, Inc., Raymond James & Associates, Inc., The
Robinson-Humphrey Company, Inc., Sands Brothers & Co.,
Ltd., Stephens Inc.



Offering Date: 10/28/97
Description of Security: Casella Waste Systems, Inc.
Total Amount of Underwriting: 4,000,000 Shares
Name of Fund: Investors Fund Series-Kemper Small Cap
Growth Portfolio
Amount Purchased: 57,400 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.8%
Amount Purchased 3% Limit (2): 0.7%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corp., Oppenheimer
& Co., Inc., BT Alex. Brown Inc., PaineWebber Inc., Smith
Barney Inc., Wasserstein Perella Securities, Inc., Moors &
Cabot, Inc., Advest, Inc., Robert W. Baird & Co. Inc.,
First Analysis Securities Corp., GS2 Securities, Inc.,
Interstate/Johnson Lane Corp., Raymond James & Associates,
Inc., Tucker Anthony Inc., Van Kasper & Co.



Offering Date: 10/29/97
Description of Security: Spieker Properties, Inc.
Total Amount of Underwriting: 10,000,000 Shares
Name of Fund: Investors Fund Series-Kemper Small Cap
Growth Portfolio
Amount Purchased: 25,000 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 0.3%
Amount Purchased 3% Limit (2): 0.7%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corp., Merrill
Lynch, Pierce, Fenner & Smith Inc., Morgan Stanley, Dean
Witter, Discover and Co., NationsBanc Montgomery
Securities, Inc., Prudential Securities Inc., J.P. Morgan
Securities, Inc., Jefferies & Company, Inc., Edward D.
Jones & Co., Legg Mason Wood Walker Inc., Principal
Financial Securities, Inc., Raymond James & Associates,
Inc., BancAmerica Robertson Stephens, UBS Securities LLC



Offering Date: 11/03/97
Description of Security: AMF Bowling, Inc.
Total Amount of Underwriting: 13,500,000 Shares
Name of Fund: Investors Fund Series-Kemper Small Cap
Growth Portfolio
Amount Purchased: 16,300 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 0.1%
Amount Purchased 3% Limit (2): 0.2%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Morgan Stanley, Dean Witter, Discover and Co., Cowen &
Co., Schroder & Co. Inc., A.G. Edwards & Sons, Inc.,
Everen Securities, Inc., CIBC Oppenheimer Corp.,
PaineWebber Inc., Salomon Brothers Inc., Smith Barney
Inc., Wasserstein Perella Securities, Inc., Wheat First
Butcher Singer, Advest, Inc., Dain Bosworth Inc.,
Davenport & Company LLC, Interstate/Johnson Lane Corp.,
Jefferies & Company, Inc., Edward D. Jones & Co., McDonald
& Company Securities, Inc., Principal Financial
Securities, Inc., Raymond James & Associates, Inc., Roney
& Co., LLC, Scott & Stringfellow, Inc., Stephens Inc.,
Tucker Anthony Inc.



Offering Date: 11/19/97
Description of Security: Noble International, Ltd.
Total Amount of Underwriting: 3,300,000 Shares
Name of Fund: Investors Fund Series-Kemper Small Cap
Growth Portfolio
Amount Purchased: 32,400 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.2%
Amount Purchased 3% Limit (2): 0.2%
Purchased From: BlueStone Capital Partners, L.P.
Underwriting syndicates members: BlueStone Capital
Partners, L.P., Rodman & Renshaw, Inc., Allen & Company
Inc., Arnhold and S. Bleichroeder, Inc., C.E. Unterberg,
Towbin, Cleary Gull Reiland & McDevitt Inc., Cowen & Co.,
Dain Bosworth Inc., Everen Securities, Inc., Fahnestock &
Co. Inc., Ferris, Baker Watts, Inc., Gabelli & Company,
Inc., Gerard Klauer Mattison & Co., Inc., Janney
Montgomery Scott Inc., Jefferies & Company, Inc.,
Ladenburg Thalmann & Co., Inc., Mesirow Financial, Inc.,
Needham & Company, Inc., Pacific Crest Securities, Inc.,
Sanders Morris Mundy, Scott & Stringfellow, Inc., Stifel,
Nicolaus & Company, Inc., Van Kasper & Company, Oscar
Gruss & Son Inc., Trautman Kramer & Company, Inc., Value
Investing Partners, Inc., Werbel-Roth Securities Inc.



Investors Fund Series-Horizon 20+ Portfolio


Offering Date: 10/28/97
Description of Security: Casella Waste Systems, Inc.
Total Amount of Underwriting: 4,000,000 Shares
Name of Fund: Investors Fund Series-Horizon 20+ Portfolio
Amount Purchased: 600 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.8%
Amount Purchased 3% Limit (2): 0.1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corp., Oppenheimer
& Co., Inc., BT Alex. Brown Inc., PaineWebber Inc., Smith
Barney Inc., Wasserstein Perella Securities, Inc., Moors &
Cabot, Inc., Advest, Inc., Robert W. Baird & Co. Inc.,
First Analysis Securities Corp., GS2 Securities, Inc.,
Interstate/Johnson Lane Corp., Raymond James & Associates,
Inc., Tucker Anthony Inc., Van Kasper & Co.

Offering Date: 11/03/97
Description of Security: AMF Bowling, Inc.
Total Amount of Underwriting: 13,500,000 Shares
Name of Fund: Investors Fund Series-Horizon 20+ Portfolio
Amount Purchased: 100 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 0.1%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Morgan Stanley, Dean Witter, Discover and Co., Cowen &
Co., Schroder & Co. Inc., A.G. Edwards & Sons, Inc.,
Everen Securities, Inc., CIBC Oppenheimer Corp.,
PaineWebber Inc., Salomon Brothers Inc., Smith Barney
Inc., Wasserstein Perella Securities, Inc., Wheat First
Butcher Singer, Advest, Inc., Dain Bosworth Inc.,
Davenport & Company LLC, Interstate/Johnson Lane Corp.,
Jefferies & Company, Inc., Edward D. Jones & Co., McDonald
& Company Securities, Inc., Principal Financial
Securities, Inc., Raymond James & Associates, Inc., Roney
& Co., LLC, Scott & Stringfellow, Inc., Stephens Inc.,
Tucker Anthony Inc.



Offering Date: 11/19/97
Description of Security: Noble International, Ltd.
Total Amount of Underwriting: 3,300,000 Shares
Name of Fund: Investors Fund Series-Horizon 20+ Portfolio
Amount Purchased: 300 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.2%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: BlueStone Capital Partners, L.P.
Underwriting syndicates members: BlueStone Capital
Partners, L.P., Rodman & Renshaw, Inc., Allen & Company
Inc., Arnhold and S. Bleichroeder, Inc., C.E. Unterberg,
Towbin, Cleary Gull Reiland & McDevitt Inc., Cowen & Co.,
Dain Bosworth Inc., Everen Securities, Inc., Fahnestock &
Co. Inc., Ferris, Baker Watts, Inc., Gabelli & Company,
Inc., Gerard Klauer Mattison & Co., Inc., Janney
Montgomery Scott Inc., Jefferies & Company, Inc.,
Ladenburg Thalmann & Co., Inc., Mesirow Financial, Inc.,
Needham & Company, Inc., Pacific Crest Securities, Inc.,
Sanders Morris Mundy, Scott & Stringfellow, Inc., Stifel,
Nicolaus & Company, Inc., Van Kasper & Company, Oscar
Gruss & Son Inc., Trautman Kramer & Company, Inc., Value
Investing Partners, Inc., Werbel-Roth Securities Inc.



Investors Fund Series-Horizon 10+ Portfolio


Offering Date: 10/28/97
Description of Security: Casella Waste Systems, Inc.
Total Amount of Underwriting: 4,000,000 Shares
Name of Fund: Investors Fund Series-Horizon 10+ Portfolio
Amount Purchased: 700 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.8%
Amount Purchased 3% Limit (2): 0.1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corp., Oppenheimer
& Co., Inc., BT Alex. Brown Inc., PaineWebber Inc., Smith
Barney Inc., Wasserstein Perella Securities, Inc., Moors &
Cabot, Inc., Advest, Inc., Robert W. Baird & Co. Inc.,
First Analysis Securities Corp., GS2 Securities, Inc.,
Interstate/Johnson Lane Corp., Raymond James & Associates,
Inc., Tucker Anthony Inc., Van Kasper & Co.


Offering Date: 11/03/97
Description of Security: AMF Bowling, Inc.
Total Amount of Underwriting: 13,500,000 Shares
Name of Fund: Investors Fund Series-Horizon 10+ Portfolio
Amount Purchased: 200 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 0.1%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Morgan Stanley, Dean Witter, Discover and Co., Cowen &
Co., Schroder & Co. Inc., A.G. Edwards & Sons, Inc.,
Everen Securities, Inc., CIBC Oppenheimer Corp.,
PaineWebber Inc., Salomon Brothers Inc., Smith Barney
Inc., Wasserstein Perella Securities, Inc., Wheat First
Butcher Singer, Advest, Inc., Dain Bosworth Inc.,
Davenport & Company LLC, Interstate/Johnson Lane Corp.,
Jefferies & Co., Inc., Edward D. Jones & Co., McDonald &
Company Securities, Inc., Principal Financial Securities,
Inc., Raymond James & Associates, Inc., Roney & Co., LLC,
Scott & Stringfellow, Inc., Stephens Inc., Tucker Anthony
Inc.






Offering Date: 11/19/97
Description of Security: Noble International, Ltd.
Total Amount of Underwriting: 3,300,000 Shares
Name of Fund: Investors Fund Series-Horizon 10+ Portfolio
Amount Purchased: 300 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.2%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: BlueStone Capital Partners, L.P.
Underwriting syndicates members: BlueStone Capital
Partners, L.P., Rodman & Renshaw, Inc., Allen & Company
Inc., Arnhold and S. Bleichroeder, Inc., C.E. Unterberg,
Towbin, Cleary Gull Reiland & McDevitt Inc., Cowen & Co.,
Dain Bosworth Inc., Everen Securities, Inc., Fahnestock &
Co. Inc., Ferris, Baker Watts, Inc., Gabelli & Company,
Inc., Gerard Klauer Mattison & Co., Inc., Janney
Montgomery Scott Inc., Jefferies & Company, Inc.,
Ladenburg Thalmann & Co., Inc., Mesirow Financial, Inc.,
Needham & Company, Inc., Pacific Crest Securities, Inc.,
Sanders Morris Mundy, Scott & Stringfellow, Inc., Stifel,
Nicolaus & Company, Inc., Van Kasper & Company, Oscar
Gruss & Son Inc., Trautman Kramer & Company, Inc., Value
Investing Partners, Inc., Werbel-Roth Securities Inc.



Investors Fund Series-Horizon 5+ Portfolio


Offering Date: 10/28/97
Description of Security: Casella Waste Systems, Inc.
Total Amount of Underwriting: 4,000,000 Shares
Name of Fund: Investors Fund Series-Horizon 5+ Portfolio
Amount Purchased: 400 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.8%
Amount Purchased 3% Limit (2): 0.1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Donaldson, Lufkin & Jenrette Securities Corp., Oppenheimer
& Co., Inc., BT. Alex Brown Inc., PaineWebber Inc., Smith
Barney Inc., Wasserstein Perella Securities, Inc., Moors &
Cabot, Inc., Advest, Inc., Robert W. Baird & Co. Inc.,
First Analysis Securities Corp., GS2 Securities, Inc.,
Interstate/Johnson Lane Corp., Raymond James & Associates,
Inc., Tucker Anthony Inc., Van Kasper & Co.


Offering Date: 11/03/97
Description of Security: AMF Bowling, Inc.
Total Amount of Underwriting: 13,500,000 Shares
Name of Fund: Investors Fund Series-Horizon 5+ Portfolio
Amount Purchased: 100 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 0.1%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: Goldman, Sachs & Co.
Underwriting syndicates members: Goldman, Sachs & Co.,
Morgan Stanley, Dean Witter, Discover and Co., Cowen &
Co., Schroder & Co. Inc., A.G. Edwards & Sons, Inc.,
Everen Securities, Inc., CIBC Oppenheimer Corp.,
PaineWebber Inc., Salomon Brothers Inc., Smith Barney
Inc., Wasserstein Perella Securities, Inc., Wheat First
Butcher Singer, Advest, Inc., Dain Bosworth Inc.,
Davenport & Company LLC, Interstate/Johnson Lane Corp.,
Jefferies & Company, Inc., Edward D. Jones & Co., McDonald
& Company Securities, Inc., Principal Financial
Securities, Inc., Raymond James & Associates, Inc., Roney
& Co., LLC, Scott & Stringfellow, Inc., Stephens Inc.,
Tucker Anthony Inc.




Offering Date: 11/19/97
Description of Security: Noble International, Ltd.
Total Amount of Underwriting: 3,300,000 Shares
Name of Fund: Investors Fund Series-Horizon 5+ Portfolio
Amount Purchased: 200 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.2%
Amount Purchased 3% Limit (2): less than .1%
Purchased From: BlueStone Capital Partners, L.P.
Underwriting syndicates members: BlueStone Capital
Partners, L.P., Rodman & Renshaw, Inc., Allen & Company
Inc., Arnhold and S. Bleichroeder, Inc., C.E. Unterberg,
Towbin, Cleary Gull Reiland & McDevitt Inc., Cowen & Co.,
Dain Bosworth Inc., Everen Securities, Inc., Fahnestock &
Co. Inc., Ferris, Baker Watts, Inc., Gabelli & Company,
Inc., Gerard Klauer Mattison & Co., Inc., Janney
Montgomery Scott Inc., Jefferies & Company, Inc.,
Ladenburg Thalmann & Co., Inc., Mesirow Financial, Inc.,
Needham & Company, Inc., Pacific Crest Securities, Inc.,
Sanders Morris Mundy, Scott & Stringfellow, Inc., Stifel,
Nicolaus & Company, Inc., Van Kasper & Company, Oscar
Gruss & Son Inc., Trautman Kramer & Company, Inc., Value
Investing Partners, Inc., Werbel-Roth Securities Inc.



Investors Fund Series-Blue Chip Portfolio


Offering Date: 9/25/97
Description of Security: Highwoods Properties Inc.
Total Amount of Underwriting: 7,500,000 Shares
Name of Fund: Investors Fund Series-Blue Chip Portfolio
Amount Purchased: 3,000 Shares
Affiliate That Participated in Underwriting: Gruntal and
Co.
Amount Purchased 4% Limit (1): 1.4%
Amount Purchased 3% Limit (2): 1.2%
Purchased From: Merrill Lynch, Pierce, Fenner & Smith
Inc.
Underwriting syndicates members: Merrill Lynch, Pierce,
Fenner & Smith Inc., Montgomery Securities, Morgan
Stanley & Co. Inc., Prudential Securities Inc., Scott &
Stringfellow, Inc., Smith Barney Inc., BT Alex Brown
Inc., Donaldson, Lufkin & Jenrette Securities Corp., A.G.
Edwards & Sons, Inc., Lazard Freres & Co. LLC, Legg Mason
Wood Walker, Inc., Oppenheimer & Co. Inc., PaineWebber
Inc., The Robinson-Humphrey Co., Inc., Salomon Brothers
Inc., Schroder & Co. Inc., Advest, Inc., Robert W. Baird
& Co. Inc., J.C. Bradford & Co., Craigie Inc., Dain
Bosworth Inc., Davenport & Co. LLC, Dominick & Dominick,
Inc., EVEREN Securities, Inc., Fahnestock & Co. Inc.,
First of Michigan Corp., Furman Selz LLC, J.J.B.
Hilliard, W.L. Lyons, Inc., Interstate/Johnson Lane
Corp., Janney Montgomery Scott Inc., Edward D. Jones &
Co., L.P., Marion Bass Securities Corp., McDonald & Co.
Securities, Inc., Morgan Keegan & Co., Inc., Piper
Jaffrey Inc., Principal Financial Securities, Inc., Ragen
MacKenzie Inc., Rauscher Pierce Refsnes, Inc., Raymond
James & Associates, Inc., Stephens Inc., Sterne, Agee &
Leach, Inc., Stifel, Nicolaus & Co., Inc., Sutro & Co.
Inc., Tucker Anthony Inc., Wheat, First Securities, Inc.






(1) The amount purchased may not be greater than 4% of the total principal amount of an issue. Percentage applies to all Funds purchasing shares.

(2) The amount purchased may not be greater than 3% of the Funds total assets.